SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 29, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD COPROPORATION (“CAPITAL GOLD” OR THE “COMPANY”) AND NAYARIT GOLD, INC. (“NAYARIT”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD AND NAYARIT REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) CAPITAL GOLD’S ABILITY TO COMPLETE THE TRANSACTION; AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN CAPITAL GOLD’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAPITAL GOLD NOR NAYARIT ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE COMPANY HAS FILED A DEFINITIVE PROXY STATEM,ENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. SECURITYHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORT ON FORM 8-K FILED BY THE COMPANY WITH THE SEC ON FEBRUARY 11, 2010 (TOGETHER WITH THIS REPORT, THE “CURRENT REPORTS”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION.

THE COMPANY COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS ON JUNE 11, 2010 TO THE COMPANY’S STOCKHOLDERS AS OF MAY 5, 2010, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 823 ELEVENTH AVENUE, NEW YORK, NY 10019, OR BY TELEPHONE AT (212) 956-5803. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

CAPITAL GOLD HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITAL GOLD’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT. THIS CURRENT REPORT AND THE REGISTRATION STATEMENT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAPITAL GOLD, NAYARIT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF CAPITAL GOLD’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. INFORMATION ABOUT CAPITAL GOLD’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON NEITHER CAPITAL GOLD’S NOR NAYARIT’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 5.02	Departure of directors or certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers

(c)           On June 29, 2010, Capital Gold Corporation, a Delaware corporation (“Capital”) announced that Mr. Scott Hazlitt, Capital’s current Vice President of Mine Development, has been appointed to serve as Capital’s Chief Operating Officer, effective July 1, 2010.  Since 2001, Mr. Hazlitt, 58, has served as Capital’s Vice President of Mine Development. In that position, he has focused on development of Capital’s El Chanate concessions. Currently, he is involved in mine expansion plans and corporate development. He has worked primarily in reserves, feasibility, development and mine operations. His work experience has included precious metals, base metals, uranium, and oil shale. Mr. Hazlitt served as mine manager at Capital Gold’s Hopemore Mine in Leadville, Colorado from November 1999 until 2001. He was Mine Operations Chief Geologist for Getchell Gold from 1995 to 1999. From 1992 to 1995, he was self-employed as a consulting mining geologist in California and Nevada. From 1988 to 1992, Mr. Hazlitt was a project geologist and Mine Superintendent for the Lincoln development project. He served as Vice President of Exploration for Mallon Minerals from 1984 to 1988. He was a mine geologist for Cotter Corporation in 1978 and 1979, and was a mine geologist for ASARCO from 1979 to 1984. He was a contract geologist for Pioneer Uravan and others from 1975 to 1977. Mr. Hazlitt was a field geologist for ARCO Syncrude Division at their CB oil Shale project in 1974 and 1975. His highest educational degree is Master of Science from Colorado State University. He is a registered geologist in the state of California.

Item 8.01	Other Events

On June 29, 2010, Capital issued a press release in connection with the business combination contemplated by the Amalgamation Agreement by and between Capital and Nayarit Gold, Inc. dated February 11, 2010, as amended on April 29, 2010.  Specifically, Mr. Scott Hazlitt will assume the role of Chief Operating Officer effective July 1, 2010.  In addition, Capital announced that subsequent to the consummation of the Business Combination, Mr. Colin Sutherland will assume the position of President.  A copy of the press release is annexed to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of United, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release dated June 29, 2010

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: June 29, 2010